Deutsche Asset Management

Supplement to the currently effective Prospectus and all currently effective Supplements thereto for the funds listed below:

Cash Management Fund Investment

Treasury Money Fund Investment

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The following paragraph replaces the first paragraph of the "Calculating a
Fund's Share Price" section:

We calculate the daily price of each Fund's shares (also known as the `Net Asset Value' or `NAV') each day the Funds are open for business. We calculate the Funds' NAVs as of 12:00 noon, Eastern time. The Portfolio that the Fund invests in may calculate its NAV at a later time. On the day before certain holidays are observed, the bond markets or other primary trading markets for the Funds may close early. They may also close early on the day after Thanksgiving and the day before Christmas Eve. If the Bond Market Association recommends an early close of the bond markets, the Funds also may close early. You may call the Service Center at 1-800-730-1313 for additional information about whether the Funds will close before a particular holiday. On days a Fund closes early:

The following language in the footnote of the "Calculating a Fund's Share Price"
section is deleted:

On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.




               Please Retain This Supplement for Future Reference

December 17, 2003
SMF-3616